Exhibit 10.18

This Agreement is entered into as of April 16, 2012 by and between Larry Gantz (“LG”) and Generation Zero Group, Inc. (“GNZR”).

RECITALS:

A.	GNZR executed that certain promissory note (“NOTE”) dated as of November 4, 2011 in the principal amount of $50,000 with Equity Trust Company Custodian FBO Larry Gantz IRA 110591 LG as the Holder.
B.	LG is the beneficiary of the Holder and has the authority to instruct Holder’s actions with respect to the Note.
C.	Trust and GNZR desire to amend the Note and enter into certain agreements in connection with the execution and deliver y of this Agreement.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.
Provided that GNZR secures new financing in the gross amount of not less than $250,000 on or before June 15, 2012, LG agrees to cause the Holder to amend the maturity Date of the Note to be June 2, 2014.  If the aforementioned funding does not occur in a timely manner, this Agreement shall be null and void.

2.	Upon the funding, LG agrees to cooperate with GNZR to cause the amendment to be completed in a reasonably expeditious manner.
3.	Provided the funding occurs, except as modified by the terms of this Agreement, all other terms of the Note shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Generation Zero Group, Inc.

/s/ Larry Gantz	By /s/ Matthew Krieg
Larry Gantz	CEO

This Agreement is entered into as of June 15, 2012 by and between Larry Gantz (“LG”) and Generation Zero Group, Inc. (“GNZR”).

RECITALS:

D.	GNZR executed that certain promissory note (“NOTE”) dated as of November 4, 2011 in the principal amount of $50,000 with Equity Trust Company Custodian FBO Larry Gantz IRA 110591 LG as the Holder.
E.	LG is the beneficiary of the Holder and has the authority to instruct Holder’s actions with respect to the Note.
F.	Trust and GNZR desire to amend the Note and enter into certain agreements in connection with the execution and deliver y of this Agreement.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

4.	LG agrees to cause the Holder to amend the maturity Date of the Note to be June 2, 2014.
5.	Upon the funding, LG agrees to cooperate with GNZR to cause the amendment to be completed in a reasonably expeditious manner.
6.	Except as modified by the terms of this Agreement, all other terms of the Note shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Generation Zero Group, Inc.

/s/ Larry Gantz	By /s/ Matthew Krieg
Larry Gantz	CEO